UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2006

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KRISPY KREME DOUGHNUTS, INC.
(Exact name of registrant as specified in its charter)

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North Carolina	001-16485	56-2169715
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

370 Knollwood Street, Winston-Salem, North Carolina 27103
(Address of principal executive offices)

Registrant’s telephone number, including area code: (336) 725-2981

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On February 9, 2006, Krispy Kreme Doughnuts, Inc. issued a press release announcing that Krispy Kreme Doughnut Corporation, its wholly-owned subsidiary, reached a mutual agreement with its Houston area franchisee, Lone Star Doughnuts, Ltd. (“Lone Star”), to end their existing franchisor-franchisee relationship. As of March 8, 2006, Lone Star’s six locations will cease to be operated as Krispy Kreme stores.

A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated into this Item 8.01 by reference.

Item 9.01 Financial Statements and Exhibits.

  (d) Exhibits. The following exhibit is filed herewith:

Exhibit No. Description

99.1  Press Release (“Krispy Kreme Ends Relationship With Houston Area Franchisee”) dated February 9, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRISPY KREME DOUGHNUTS, INC.
Dated: February 14, 2006
By: /s/ Michael C. Phalen
Michael C. Phalen
Chief Financial Officer